SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(A) of the Securities Exchange Act of 1934
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Homestead Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, Virginia 22203
DAILY INCOME FUND
SHORT-TERM GOVERNMENT SECURITIES FUND
SHORT-TERM BOND FUND
STOCK INDEX FUND
VALUE FUND
SMALL-COMPANY STOCK FUND
INTERNATIONAL VALUE FUND
NASDAQ-100 INDEX TRACKING STOCKSM FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2007
      Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the above listed portfolios (the “Funds” and each a “Fund”) of Homestead Funds, Inc. (the “Company”) will be held on April 20, 2007 at 10:00 am, Eastern Time, at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203. If you are a shareholder of record of one or more of the Funds as of the close of business on February 23, 2007, you are entitled to vote at the Meeting and any adjournment of the Meeting on the following proposal:

Proposal 1.	Approve the amendment or elimination of each of the fundamental investment policies of the Company; and

Proposal 2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
      The proposal is divided into nine sub-proposals. The shareholders of each Fund will vote as a separate group on each sub-proposal. The Company’s Board of Directors unanimously recommends that you vote in favor of each sub-proposal. Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting.
      Thank you for your attention and consideration of this important proposal and for your investment in the Funds. If you need additional information, please call Peter R. Morris at 1-800-258-3030, prompter 3.

By Order of the Board of Directors

Peter R. Morris
President of Homestead Funds, Inc.
March 7, 2007
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT NEWS FOR SHAREHOLDERS
      We recommend that you read the entire proxy statement. For your convenience, we have provided a brief overview of the proposal to be voted on at the Special Meeting of Shareholders to be held on April 20, 2007 (the “Meeting”).
QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.	You are receiving these proxy materials — a booklet that includes the proxy statement and a proxy card for each investment portfolio (each a “Fund” and collectively the “Funds”) of Homestead Funds, Inc. (the “Company”) you own — because you have the right to vote on these important proposals concerning your investments in one or more Funds.

Q.	What changes to the Funds are proposed?

A.	The Board of Directors (the “Board”) of the Company is seeking your approval to amend or eliminate certain of the Funds’ fundamental investment restrictions.

Q.	Why is my vote needed?

A.	In order to amend or eliminate investment restrictions that are “fundamental,” the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Company, requires shareholder approval.

Q.	Why is the Board recommending changes to the fundamental investment policies?

A.	In some cases the changes to, or elimination of, a policy is in response to changes in regulatory requirements since the Funds’ implemented their current policies. Changes are also recommended in an effort to modernize the policies, provide the Funds additional flexibility, and/or achieve consistency among the Funds. The Proxy Statement explains each of the proposed changes to, or elimination of, a policy. Shareholders are only being asked to approve the changes in investment policies that are “fundamental” and that apply to the Fund(s) they own.

Q.	Will the proposed changes in the fundamental investment policies change the investment objective or operations of my Fund?

A.	No. Each Fund will continue to be managed according to its current investment objective. Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time. In addition, the Board does not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. In the future, if the Board determines to change materially the manner in which any Fund is managed, that Fund’s prospectus will be amended to reflect such a change.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommended that you vote “FOR” each sub-proposal. Please see the proxy statement for a discussion of the Board’s considerations in making its recommendation.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that each sub-proposal can be acted upon. We encourage all shareholders to participate in Fund governance. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.	Whom do I call if I have questions?

A.	Homestead Funds will be happy to answer your questions about this proxy solicitation. Please call 1-800-258-3030, prompter 3, Monday through Friday between the hours of 8:30 am and 5:00 pm ET on any business day.

Q.	How do I vote?

A.	You may vote each proxy card over the Internet or by telephone. Please follow the instructions on the enclosed proxy card(s) when using one of these methods to vote. You may also vote by completing and signing each enclosed proxy card and mailing the card(s) in the enclosed, pre-addressed envelope.

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, Virginia 22203
DAILY INCOME FUND
SHORT-TERM GOVERNMENT SECURITIES FUND
SHORT-TERM BOND FUND
STOCK INDEX FUND
VALUE FUND
SMALL-COMPANY STOCK FUND
INTERNATIONAL VALUE FUND
NASDAQ-100 INDEX TRACKING STOCKSM FUND
Special Meeting of Shareholders
April 20, 2007
PROXY STATEMENT
      This Proxy Statement is being furnished by the Board of Directors (the “Board”) of Homestead Funds, Inc. (the “Company”) to shareholders of the above listed portfolios (the “Funds” and each a “Fund”) of the Company in connection with the solicitation of voting instructions for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting will be held on April 20, 2007 at 10:00 am, Eastern Time, at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card on or about March 14, 2007.
      At the Meeting, shareholders will be asked to vote on the following matters:

Proposal 1.	To approve the amendment or elimination of each of the fundamental investment policies of the Company; and

Proposal 2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
      The Board has fixed February 23, 2007 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.
      The Company has previously sent to shareholders its annual report for the year ended December 31, 2006 and its semi-annual report for the period ended June 30, 2006. Copies of the Company’s annual and semi-annual reports are available without charge upon request by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203 or by calling (800) 258-3030. The annual and semi-annual reports are also available on the internet at www.homesteadfunds.com.
VOTING INFORMATION
      General. The Company is a Maryland corporation organized on June 29, 1990, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”).
      Solicitation of Voting Instructions. The costs of the Meeting, including the solicitation of voting instructions from Fund shareholders, will be paid by RE Advisers Corporation (“RE Advisers”), the administrator and investment adviser to each of the Funds (except the Stock Index Fund, which does not have an investment adviser). Voting instructions will be solicited primarily through the mailing of this proxy statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Company.
      All voting instructions, whether given by mail, telephone, or Internet, must be received by Computershare Fund Services no later than 3:00 p.m. on April 19, 2007. Computershare Fund Services serves as the proxy solicitor for this proxy statement. The estimated cost of Computershare Fund Services’ service is $35,000. If no instructions are specified on the proxy, the proxy will be voted for the Proposal. Voting instructions may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Company, by properly giving subsequent voting instructions that are received by Computershare Fund Services in time to be voted at the Meeting, or by attending the Meeting and voting in person.
      Quorum and Adjournments. Each outstanding Fund share on the Record Date is entitled to cast one vote on each sub-proposal, and fractional shares are entitled to vote a proportional fractional vote. Shareholders of each Fund will vote separately on each applicable sub-proposal. The presence in person or by proxy of the holders of record of more than 50% of each Fund’s shares outstanding and entitled to vote constitutes a quorum for each of the sub-proposals. All returned proxies will count toward a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”). The Fund will count abstentions and broker non-votes toward establishing a quorum, but not toward the approval of a sub-proposal. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a sub-proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of shareholders.
      Fund Voting. Shareholders of each Fund will vote separately on each sub-proposal as indicated in the table below.
1A: Amend the Policy on Concentration of Investments.
1B: Amend the Policy on Commodities.
1C: Amend the Policy on Making Loans.
1D: Amend the Policy on Underwriting.
1E: Amend the Policy on Real Estate.
1F: Amend the Policies on Borrowing and Senior Securities.
1G: Amend the Policies on Diversification of Investments.
1H: Eliminate the Policy on Margin and Short Sales.
1I: Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.

Fund	1A	1B	1C	1D	1E	1F	1G	1H	1I

Daily Income Fund	X	X	X	X	X	X	X	X	X
Short-Term Government Securities Fund	X	X	X	X	X	X	X	X	X
Short-Term Bond Fund	X	X	X	X	X	X	X	X	X
Stock Index Fund	X	X	X	X	X	X	X
Value Fund	X	X	X	X	X	X	X	X	X
Small-Company Stock Fund	X	X	X	X	X	X	X	X	X
International Value Fund	X	X	X	X	X	X	X
Nasdaq-100 Index Tracking StockSM Fund	X	X	X	X	X	X		X	X

      Shareholder Information. As of the close of business on the Record Date, there were issued and outstanding the number of shares of capital stock of each Fund that is listed below.

Fund	Shares of Capital Stock

Daily Income Fund	134,465,610.0380
Short-Term Government Securities Fund	7,280,126.6190
Short-Term Bond Fund	40,363,327.0020
Stock Index Fund	5,409,484.7210
Value Fund	18,577,691.0530
Small-Company Stock Fund	3,395,243.1200
International Value Fund	9,932,585.5830
Nasdaq-100 Index Tracking Stocksm Fund	1,330,072.8160
      As of the Record Date, the following shareholders owned of record 5% or more of the outstanding Fund shares of the Fund listed:

			Percent of
Name and Address	Fund	Shares	Fund

James A Delaney Trust	Small-Company Stock Fund	202,588.744	5.97%
633 Ardsley Road Winnetka, IL 60093
Chippewa Valley	Nasdaq-100 Index Tracking Stocksm Fund	70,124.615	5.27%
Satellite Corporation
P.O. Box 706 Cornell, WI 54732-0706
      As of the Record Date, the following Directors and officers of the Company owned outstanding Fund shares:

			Percent of
Name and Address	Fund	Shares	Fund

Anthony M. Marinello	Daily Income Fund	78,506.180	0.06%
4301 Wilson Blvd.	Short-Term Bond Fund	8,417.982	0.02%
Arlington, VA 22203-1867	Stock Index Fund	1,103.982	0.02%
	Value Fund	2,206.358	0.01%
	Small-Company Stock Fund	4,420.352	0.13%
	International Value Fund	1,371.254	0.01%
	Nasdaq-100 Index Tracking Stocksm Fund	1,115.187	0.08%
Peter R. Morris	Daily Income Fund	111,451.870	0.08%
4301 Wilson Blvd.	Short-Term Bond Fund	8,394.568	0.02%
Arlington, VA 22203-1867	Stock Index Fund	5,890.570	0.11%
	Value Fund	43,795.574	0.24%
	Small-Company Stock Fund	97,504.453	2.87%
	International Value Fund	38,568.474	0.39%
Sheldon C. Petersen	Value Fund	9,301.775	0.05%
2201 Cooperative Way	International Value Fund	10,875.649	0.11%
Herndon, VA 20171-4583

Anthony C. Williams	Daily Income Fund	658.190	0.00%
4301 Wilson Blvd.	Value Fund	3,644.278	0.02%
Arlington, VA 22203-1867

			Percent of
Name and Address	Fund	Shares	Fund

Douglas W. Johnson	Daily Income Fund	44,690.820	0.03%
4301 Wilson Blvd.	Short-Term Government Bond Fund	6,049.854	0.08%
Arlington, VA 22203-1867	Value Fund	676.104	0.00%
	Small-Company Stock Fund	1,773.081	0.05%
Kenneth R. Meyer	Value Fund	68,580.377	0.37%
4301 Wilson Blvd.	Small-Company Stock Fund	52,221.865	1.53%
Arlington, VA 22203-1867	International Value Fund	5,414.439	0.05%

Sheri M. Cooper	Stock Index Fund	803.176	0.01%
4301 Wilson Blvd.	Value Fund	1,548.151	0.01%
Arlington, VA 22203-1867	Small-Company Stock Fund	551.515	0.02%
	International Value Fund	6,153.622	0.06%
Danielle C. Sieverling	Stock Index Fund	1,152.436	0.02%
4301 Wilson Blvd.	Value Fund	504.778	0.00%
Arlington, VA 22203-1867	Small-Company Stock Fund	286.725	0.01%
      As of the Record Date, the Company’s Directors and officers as a group beneficially owned the following percentages of each Fund’s outstanding shares.

Percentage of Shares Owned by the Company’s
Fund	Directors and Officers as a Group

Daily Income Fund	0.17%
Short-Term Government Securities Fund	0.08%
Short-Term Bond Fund	0.04%
Stock Index Fund	0.17%
Value Fund	0.70%
Small-Company Stock Fund	4.62%
International Value Fund	0.63%
Nasdaq-100 Index Tracking StockSM Fund	0.00%
      Vote Required for each Proposal. The Shareholders of each Fund will vote separately on each sub-proposal. Approval of each sub-proposal requires the affirmative vote of the lesser of: (1) 67% or more of the Fund’s outstanding shares present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or by proxy, or (2) more than 50% of the Fund’s outstanding shares. Each sub-proposal will be voted on separately.
DISCUSSION OF THE PROPOSALS
PROPOSAL 1:
APPROVAL OF AMENDMENT OR ELIMINATION OF EACH OF THE FUNDAMENTAL
INVESTMENT POLICIES OF THE FUND
      Background Each of the Funds operates in accordance with its investment objective, principal investment strategies, and investment policies, which are described in either its prospectus or statement of additional information. Each Fund’s investment policies are classified as either “fundamental” or “non-fundamental.” Under the 1940 Act, investment policies relating to certain subjects must be classified as fundamental. Investment policies that are deemed fundamental can be changed only by a shareholder vote. In contrast, those investment policies that are not fundamental may be changed by the Board without shareholder approval.

      Proposal 1 is a series of sub-proposals to amend or eliminate the fundamental investment restrictions currently applicable to each Fund. Each sub-proposal contained within Proposal 1 is described separately within this section. The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Fund and which investment policy or restriction changes are proposed for each Fund.
      Each sub-proposal item contained in Proposal 1 requires the approval of a “majority of the outstanding voting securities” of each Fund voting separately. A “majority of the outstanding voting securities” means the lesser of: (1) 67% or more of the Fund’s outstanding shares present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or by proxy, or (2) more than 50% of the Fund’s outstanding shares. Abstentions will have the effect of a “no” vote on obtaining approval for the sub-proposals in Proposal 1.
      This Proposal is intended to modernize each Fund’s fundamental investment policies by amending or eliminating certain fundamental investment policies. Shareholders of each Fund are being asked to vote separately on each sub-proposal contained within the Proposal. If a sub-proposal is approved by a Fund’s shareholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by that Fund. Each approved sub-proposal will take effect when the Fund’s prospectus or statement of additional information is updated to reflect the changes. If the shareholders of a Fund fail to approve any sub-proposal, the current investment policy or policies contained in that sub-proposal will remain in effect for that Fund.
      The Board believes that RE Advisers’ ability to manage the Funds’ portfolios in a changing regulatory or investment environment will be enhanced and that investment management opportunities will be increased by the proposed changes. As a result, the Board has concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board has authorized the submission to each Fund’s shareholders for their approval, and the Board recommends that shareholders approve the amendment or elimination, as the case may be, of the Funds’ fundamental policies.
      Benefit to the Funds of Changes in Fundamental Investment Policies RE Advisers and the Board believe that changes to the Funds’ fundamental investment policies as proposed in the sub-proposals of this Proposal will benefit each Fund and its shareholders for the following reasons:
      First, these changes are designed to provide the Funds with greater investment flexibility to pursue their investment objectives and principal investment strategies and respond to a changing investment environment. A majority of the Funds’ fundamental investment policies date back to the Company’s formation in 1990. Since that time, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, the Company and Funds were subject to certain restrictions imposed by state securities laws and regulations until they were preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”), and are no longer applicable to mutual funds. As a result, the Funds remain subject to several fundamental investment policies that are either more restrictive than required or are no longer required. Modernizing the Funds’ fundamental investment policies generally would allow the Funds to take advantage of changes in financial markets and new investment vehicles and generally enable each Fund to operate more efficiently within the limits of the 1940 Act.
      Second, the proposed changes would not affect the Funds’ investment objectives and investment strategies. Moreover, should shareholders approve the proposed changes, the Funds do not intend to change their objectives or investment strategies. Furthermore, these changes, individually and in the aggregate, generally should not result in a substantial change in the manner in which each Fund is currently being managed.
      Third, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds may be able to avoid the costs and delay associated with holding shareholder meetings to address future issues relating to fundamental investment policies.
      Fourth, the Company currently has three sets of investment restrictions. Each set is applicable to one or more Funds. Thus, RE Advisers, in its management and administration of the Funds must contend with a number of different policies on the same issue. The proposals will make each Fund, with certain exceptions noted below, subject to the same Fundamental Policies. This will facilitate RE Advisers management and administration of the Funds.
      Board Approval of Proposed Changes to Fund’s Fundamental Investment Policies At a meeting held February 27, 2007, the Board, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Company (the “Independent Directors”) reviewed the proposed amendment or elimination of the Funds’ fundamental investment policies. The Board, including the Independent Directors, concluded that the ability of RE Advisers to manage the Funds’ portfolios in a changing regulatory or investment environment will be enhanced and that investment management opportunities will be increased by the proposed changes. As a result, the Board, including the Independent Directors, concluded that it would be in the best interests of each Fund and its shareholders to make the changes to each of the Fund’s fundamental investment policies described in this Proposal and determined to seek shareholder approval of the same. After careful consideration, the Directors unanimously recommended that you vote “FOR” each sub-proposal.
Proposal 1A: Amend the Policy on Concentration of Investments.
      The proposed amendment modernizes and clarifies the restrictions concerning concentration by interpreting concentration as the term is used in the 1940 Act and as interpreted or modified by the SEC. A mutual fund’s policy on the concentration of investments must be fundamental under the 1940 Act. The proposed amendment would give the Funds more flexibility to enter into other types of investments at future times in response to changing regulatory interpretations and financial markets. In addition, the proposed change would make the concentration policy consistent between the Funds, facilitating RE Advisers’ management and administration efforts. The proposed changes will not alter how any Fund will concentrate its investments. Rather, these changes will ensure that in cases where Fund assets are managed the same way with respect to concentration, the policy will be stated the same way to avoid the possibility of inconsistent administration.
      The Funds’ proposed and current policies are stated below.

Fund	Proposed Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Stock Index Fund Value Fund Small-Company Stock Fund International Value Fund Nasdaq-100 Index Tracking Stocksm Fund	The Fund may not concentrate its investments in any particular industry (excluding U.S. government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry. The Index Funds reserve the right to concentrate in any industry in which the index that each respective Index Fund tracks becomes concentrated to approximately the same degree during the same period.

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund	Concentration: The Fund may not invest more than 25% of its total assets in securities of companies in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, with respect to the Daily Income Fund, this restriction does not apply to securities issued by domestic branches of U.S. banks and savings and loans or U.S. branches of foreign banks that are subject to the same regulations as domestic banks.
Stock Index Fund	The Fund may not concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry.
International Value Fund	The Fund may not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.
Nasdaq-100 Index Tracking Stocksm Fund	No current policy.
Proposal 1B: Amend the Policy on Commodities.
      The 1940 Act requires a mutual fund to have a fundamental investment policy governing investments in commodities. The Funds are currently subject to fundamental investment policies prohibiting them from investing in commodities. The proposed amendment would make the Funds’ policies consistent with each other and assist the Funds and RE Advisers in maintaining compliance with the various investment restrictions governing the Funds. The proposed policy would permit the Funds to buy and sell options, futures, securities or other instruments backed by, or the investment return of which is linked to changes in the price of, physical commodities or currencies.
      Many of the Funds listed below already have this flexibility under their existing policies. Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in a Fund nor affect the management of the Fund. Instead, the proposed fundamental policy is intended to provide the Funds with the maximum flexibility consistent with the current legal requirements. The proposed policy would also provide each Fund with the flexibility to deal with a physical commodity if necessary as a result of the Fund’s ownership of another security. In addition, the amended policy would clarify a Fund’s ability to purchase and sell options and futures contracts and to purchase instruments that are backed by physical commodities.
      The Funds’ proposed and current fundamental policies are set forth below.

Fund	Proposed Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Stock Index Fund Value Fund Small-Company Stock Fund International Value Fund Nasdaq-100 Index Tracking StockSM Fund	The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund Nasdaq-100 Index Tracking StockSM Fund	Commodities: The Fund may not purchase or sell commodities and invest in commodities futures contracts, except that the Nasdaq-100 Index Tracking StockSM Fund, the Short-Term Bond Fund and the Value Fund may each enter into only futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is ‘in-the-money’ at the time of purchase, the ‘in-the-money’ amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit. The Short-Term Bond Fund and the Value Fund will each utilize only listed futures contract and options thereon.

Stock Index Fund	The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities).[The policy on investment in real estate is addressed separately in this Proxy Statement.]
International Value Fund	The Fund may not purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.
Proposal 1C: Amend the Policy on Making Loans.
      Under the 1940 Act, a mutual fund’s policy regarding lending must be fundamental. It is proposed that the Funds’ current fundamental policies be replaced by a revised fundamental policy that permits the Funds to engage in lending to the extent their lending is consistent with the 1940 Act, the rules thereunder or any exemption from the 1940 Act that is applicable to the Funds.
      Currently, SEC staff positions permit (a) lending of securities by a mutual fund of no more than one-third of its total asset value, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements.
      The proposed investment restriction would give the Funds the greatest amount of flexibility to lend their assets or money to generate income within the limits of the 1940 Act where desirable and appropriate in accordance with the Fund’s investment objectives. In addition, the Funds would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the Fund. At the same time, lending assets or money increases the Fund’s exposure to the risks associated with these activities. The Fund might experience a delay in receiving collateral to secure a loan, or a delay in recovery of loaned money or securities if the borrower defaults. However, to mitigate these risks, procedures are in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.
      The Funds’ proposed and current fundamental investment policies are set forth below.

Fund	Proposed Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Stock Index Fund Value Fund Small-Company Stock Fund International Value Fund Nasdaq-100 Index Tracking StockSM Fund	The Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund Nasdaq-100 Index Tracking StockSM Fund	Loans: The Fund may not make loans, except that each Fund in accordance with that Fund’s investment objectives, investment program, policies, and restrictions may (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (ii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily.
Stock Index Fund	The Fund may not make loans to other persons except: (a) through the lending of its portfolio securities; (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.
International Value Fund	The Fund may not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.
Proposal 1D: Amend the Policy on Underwriting.
      The proposed amendment to the policy on underwriting would modernize the language of the policy and subject each of the Funds to an identical policy. Under the proposed policy, as in the current policies, a Fund would not be prohibited from selling any security in its portfolio merely because the selling Fund might technically be deemed to be an underwriter under the Securities Act of 1933. The proposed amendment would not alter or have any immediate impact on any Fund’s investment strategy.
      The Funds’ proposed and current fundamental policies are set forth below.

Fund	Proposed Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Stock Index Fund Value Fund Small-Company Stock Fund International Value Fund Nasdaq-100 Index Tracking StockSM Fund	The Fund may not underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended, in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open- end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund Nasdaq-100 Index Tracking StockSM Fund	Underwriting: The Fund may not underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933 (“1933 Act”), in connection with the purchase of securities directly from an issuer in accordance with that Fund’s investment objectives, investment program, policies, and restrictions.
Stock Index Fund	The Fund may not underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.
International Value Fund	The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
Proposal 1E: Amend the Policy on Real Estate.
      The 1940 Act requires a mutual fund to have a fundamental investment policy governing investments in real estate. The Funds are currently subject to fundamental investment policies prohibiting them from investing in real estate.
      It is proposed that each Fund’s current fundamental policy regarding real estate be amended to make the Funds’ policies consistent with each other and assist the Funds and RE Advisers in maintaining compliance with the various investment restrictions governing the Funds. The proposed policy would clarify that the Funds are permitted to purchase or sell real estate if it is acquired as a result of ownership of securities or other instruments. The Funds already have this flexibility under their existing policies. Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in a Fund nor affect the management of the Fund. The Funds’ proposed and current fundamental policies are set forth below.

Fund	Proposed Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Stock Index Fund Value Fund Small-Company Stock Fund International Value Fund Nasdaq-100 Index Tracking StockSM Fund	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund Nasdaq-100 Index Tracking StockSM Fund	Real Estate: The Fund may not purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

Stock Index Fund	The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities).[The policy on investment in real estate is addressed separately in this Proxy Statement.]

International Value Fund	The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
Proposal 1F: Amend the Policies on Borrowing and Senior Securities.
      Under the 1940 Act, a mutual fund must have a fundamental policy with respect to issuing senior securities and must also have a fundamental policy with respect to borrowing. The Funds’ current fundamental investment restrictions regarding senior securities and borrowing are verbose, somewhat confusing, and, with respect to a majority of the Funds, more restrictive than the 1940 Act currently requires. The proposed amendment would not affect any of the Funds’ investment strategies, but rather ensure that the restrictions are consistent between the Funds and clarify that the Funds may issue senior securities and borrow money as permitted under the 1940 Act. Approval of this sub-proposal would also give the Funds the maximum amount of flexibility to invest when such an investment could be construed as a senior security but is nonetheless permitted under the law or by interpretations of the SEC and would give each Fund the flexibility to engage in certain securities transactions that might be construed as “borrowing” transactions. The 1940 Act defines a “senior security” to be any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.
      The 1940 Act generally prohibits a mutual fund from issuing senior securities and restricts a mutual fund’s ability to borrow money, in order to limit the ability of a mutual fund to use leverage. Leverage exists when a mutual fund has the right to a return on an investment that exceeds the amount the mutual fund contributed to the investment. Borrowing money to make an investment is an example of how a mutual fund may leverage its assets. Interpretations of the staff of the SEC allow a mutual fund to engage to a limited extent in certain investment techniques that might otherwise be considered to create senior securities, such as short sales, certain options and futures transactions, and reverse repurchase agreements.
      Under the 1940 Act, a mutual fund may borrow only from banks and only to the extent the value of the fund’s assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). Notwithstanding the preceding sentence, a mutual fund also may borrow up to 5% of its total assets for temporary purposes from any person. The 1940 Act contains a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
      The Funds may have the need to borrow money for a number of reasons. They may need to borrow temporarily to pay redeeming shareholders when the amount of redemptions exceeds available cash, and market conditions are not favorable to sell portfolio securities to meet those redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition, certain types of securities transactions, such as when-issued securities and reverse repurchase agreements and transactions might be construed as borrowing transactions. (These types of transactions are described in the Funds’ Statement of Additional Information.)
      The Funds’ proposed and current fundamental investment policies are set forth below.

Fund	Proposed Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Stock Index Fund Value Fund Small-Company Stock Fund International Value Fund Nasdaq-100 Index Tracking Stocksm Fund	The Fund may not borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund Nasdaq-100 Index Tracking Stocksm Fund	Senior Securities and Borrowing: The Fund may not issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 10% of its total assets. No additional securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund’s total assets. The Nasdaq-100 Index Tracking Stocksm Fund, Short-Term Bond Fund and Value Fund may each enter into futures contracts subject to [the Fund’s policy on commodities] below.
Stock Index Fund	The Fund may not borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

Fund	Current Fundamental Policy

The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.
International Value Fund	The Fund may not borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).
The Fund may not issue any class of securities, which is senior to the Fund’s common stock, to the extent prohibited by the 1940 Act.
Proposal 1G: Amend the Policies on Diversification of Investments.
      Under the 1940 Act, a mutual fund’s policy regarding diversification must be fundamental. Currently, each Fund, except the Nasdaq-100 Index Tracking Stock, which has the fundamental policy of not being a diversified fund, has a policy that with respect to 75% of each Fund’s total assets, the Fund cannot buy securities of any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer’s voting securities. The limit does not apply to cash, securities issued by the U.S. government or any of its agencies or instrumentalities, or investments in other investment companies.
      The proposed revised policy would not materially alter the current policies of the Funds. It is being proposed only to ensure that each Fund’s policy is consistent with the 1940 Act and to standardize the policy among the Funds. Accordingly, this amendment to the diversification policy would not affect the management or any of the Funds or increase the risk of investing in a Fund, nor would it affect the Funds’ status as “diversified” funds.
      The Funds’ proposed and current fundamental investment policies are set forth below.

Fund	Proposed Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Stock Index Fund Value Fund Small-Company Stock Fund International Value Fund	With respect to 75% of the Fund’s total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the United States government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund	Diversification: The Fund may not make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of ‘other securities‘ is limited (i) so that no more than 5% of the value of the Fund’s total assets would be invested in any one issuer and (ii) with respect to any one issuer, to no more than 10% of the outstanding voting securities of such issuer.

Fund	Current Fundamental Policy

Additional Diversification: The Fund may not invest more than 5% of its total assets in any one issuer’s securities, except that with respect to the Short-Term Government Securities Fund and the Short-Term Bond Fund, this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. In addition, the Fund may not purchase more than 10% of the outstanding voting securities of any one issuer, except that this restriction applies to 75% of the Fund’s total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Stock Index Fund	The Fund may not, with respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. Government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.
International Value Fund	The Fund may not, with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities and does not apply to investments in another investment company to the extent the Fund is relying on Section 12(d)(1)(E) of the 1940 Act.
The Fund may not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to investments in another investment company to the extent the Fund is relying on Section 12(d)(1)(E) of the 1940 Act.
Proposal 1H: Eliminate the Policy on Margin and Short Sales.
      The Funds listed below are currently subject to a fundamental investment policy prohibiting them from purchasing securities on margin and engaging in short sales. The existing policy is not required to be a fundamental investment policy under the 1940 Act. Thus, it is proposed that this current fundamental policy be eliminated for each Fund. Eliminating this fundamental policy will permit RE Advisers to approve, reconsider, and revise, as necessary, a policy on margin and short sales for each Fund without having to have the Funds incur the cost of obtaining shareholder approval.
      Margin purchases involve the purchase of securities with borrowed money, and “margin” is the cash or securities that the borrower places with a broker as collateral against the loan. Although each Fund listed below has a current fundamental investment policy that prohibits it from purchasing securities on margin, the 1940 Act permits the Funds to obtain such short-term credits as may be necessary for the clearance of transactions. In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

      In a short sale, a mutual fund sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale “against-the-box,” a mutual fund sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The mutual fund could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.
      A short sale is a form of leverage, which is explained above under Proposal 1F. Although the Funds would be permitted to sell securities short if shareholders approved this proposal, the Funds under current SEC interpretations would have to segregate liquid assets to cover their obligation under any short sale. If the Board and the RE Advisers believed that it would be in the best interests of a Fund to engage in short sales to a significant degree, the Fund’s prospectus would have to be updated to reflect such a change in policy unless the prospectus already contained such a policy. Among other things, the prospectus would be updated to describe in detail the risks associated with short sales.
      The practices of purchasing securities on margin and selling securities short when a Fund does not own the security create the issuance of a senior security. Mutual funds are, by law, not permitted to issue senior securities except under very limited circumstances. Therefore, there is no need for the Funds to have a fundamental restriction on purchasing on margin or selling short since these activities are controlled by statutory requirements and other restrictions adopted by the Funds. Eliminating this fundamental restriction would not affect any Fund’s present investment strategies and is not expected to materially increase the risk of an investment in any Fund.
      The Funds’ current fundamental investment policy that is proposed to be eliminated is set forth below.

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund Nasdaq-100 Index Tracking Stocksm Fund	Margin and Short Sales: The Fund may not purchase securities on margin or sell securities short, except the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund may make margin deposits in connection with permissible options and futures transactions subject to the Fund’s policy on commodities and its non-fundamental policy on options, straddles, and spreads, and may make short sales against the box.

Proposal 1I:	Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.
      The Funds listed below are currently subject to a fundamental investment policy concerning the pledging, mortgaging or hypothecating of their respective assets. It is proposed that this current fundamental investment policy be eliminated.
      The existing policy concerning pledging, mortgaging or hypothecating of assets is not required to be fundamental under the 1940 Act. The restriction on pledging and hypothecating assets was based on state law requirements that are no longer applicable. It is proposed that this policy be eliminated in order to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives. Elimination of the policy will permit the Funds to enter into collateral arrangements in connection with their borrowing requirements consistent with their other investment policies, including their policies regarding borrowing and issuing senior securities.
      Pledging or otherwise encumbering a Fund’s assets could entail certain risks. For example, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets. With greater borrowing flexibility, a Fund may be subject to additional costs, as well as the risks inherent in borrowing, such as reduced total return and increased volatility of net asset value. Additionally, a Fund may also be forced to sell securities at inopportune times to repay loans.

      Removing this restriction would give the Funds greater flexibility to secure borrowings by permitting the Board to make changes in investment policy regarding pledging or mortgaging assets without seeking shareholder approval. In addition, removing this restriction would afford the Funds greater flexibility in permitted borrowing transactions because bank lenders often require a pledge of assets as security for loans. Eliminating this restriction would not affect the Funds’ present investment practices.
      The Funds’ current fundamental investment policy that is proposed to be eliminated is set forth below.

Fund	Current Fundamental Policy

Daily Income Fund Short-Term Government Securities Fund Short-Term Bond Fund Value Fund Small-Company Stock Fund Nasdaq-100 Index Tracking StockSM Fund	Mortgaging: The Fund may not mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 10% of each Fund’s total assets) and (ii) with respect to the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund, Value Fund and Small-Company Stock Fund, as may be necessary, in connection with the use of options and futures contracts.
PROPOSAL 2:
OTHER MATTERS.
      No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Company.
OTHER INFORMATION
      Administrator and Transfer Agent. RE Advisers serves as the Fund’s administrator. BFDS, Inc., located at 330 W. 9th Street, 1st Floor, Kansas City, Missouri 64105-1514, serves as the transfer agent for the Fund.
      Shareholder Proposals. The Company is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. As a general matter, the Company does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Company should send such proposal to the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203. Rules promulgated by the SEC require that, to be considered for presentation at a shareholder meeting, a shareholder’s proposal must, among other things, be received at the offices of the Company a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
      Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Company at 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.
      Inquiries. Shareholders may make inquiries concerning the proposal by Homestead Funds, Inc. by calling (800) 258-3030, prompter 3, between the hours of 8:30 am and 5:00 pm ET on any business day.
      Delivery of Documents to Security Holders Sharing an Address. RE Advisers may deliver a single Proxy Statement to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.” If you are a shareholder residing at an address to which one copy of the Proxy Statement was delivered, you may request an additional copy of the Proxy Statement, which we will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling RE Advisers at 1-800-258-3030 or by writing to RE Advisers at the address provided above.
      Principal Underwriter and Distributor. RE Investment Corporation (“RE Investment”) serves, without compensation from the Funds, as principal underwriter and distributor to the Company pursuant to an agreement between RE Investment and the Company. RE Investment, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of NRECA.

By Order of the Board of Directors

Peter R. Morris
President of Homestead Funds, Inc.
March 7, 2007

PROXY	HOMESTEAD FUNDS, INC.	PROXY
DAILY INCOME FUND
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on April 20, 2007
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Homestead Funds, Inc., Daily Income Fund (the “Fund”) a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on April 20, 2007 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DIF_17460_A

This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 3:00 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.
TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	Approve the amendment or elimination of each of the fundamental investment policies of the Fund:
	A.	To Amend the Policy on Concentration of Investments.	☐	☐	☐
	B.	To Amend the Policy on Commodities.	☐	☐	☐
	C.	To Amend the Policy on Making Loans.	☐	☐	☐
	D.	To Amend the Policy on Underwriting.	☐	☐	☐
	E.	To Amend the Policy on Real Estate.	☐	☐	☐
	F.	To Amend the Policies on Borrowing and Senior Securities.	☐	☐	☐
	G.	To Amend the Policies on Diversification of Investments.	☐	☐	☐
	H.	To Eliminate the Policy on Margin and Short Sales.	☐	☐	☐
	I.	To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.	☐	☐	☐
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

PROXY	HOMESTEAD FUNDS, INC.,	PROXY
SHORT-TERM GOVERNMENT SECURITIES FUND
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on April 20, 2007
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Homestead Funds, Inc., Short-Term Government Securities Fund (the “Fund”) a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on April 20, 2007 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DIF_17460_B

This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 3:00 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.
TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	Approve the amendment or elimination of each of the fundamental investment policies of the Fund:
	A.	To Amend the Policy on Concentration of Investments.	☐	☐	☐
	B.	To Amend the Policy on Commodities.	☐	☐	☐
	C.	To Amend the Policy on Making Loans.	☐	☐	☐
	D.	To Amend the Policy on Underwriting.	☐	☐	☐
	E.	To Amend the Policy on Real Estate.	☐	☐	☐
	F.	To Amend the Policies on Borrowing and Senior Securities.	☐	☐	☐
	G.	To Amend the Policies on Diversification of Investments.	☐	☐	☐
	H.	To Eliminate the Policy on Margin and Short Sales.	☐	☐	☐
	I.	To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.	☐	☐	☐
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

PROXY	HOMESTEAD FUNDS, INC.	PROXY
SHORT-TERM BOND FUND
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on April 20, 2007
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Homestead Funds, Inc., Short-Term Bond Fund (the “Fund”) a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on April 20, 2007 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DIF_17460_C

This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 3:00 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.
TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	Approve the amendment or elimination or each of the fundamental investment policies of the Fund:
	A.	To Amend the Policy on Concentration of Investments.	☐	☐	☐
	B.	To Amend the Policy on Commodities.	☐	☐	☐
	C.	To Amend the Policy on Making Loans.	☐	☐	☐
	D.	To Amend the Policy on Underwriting.	☐	☐	☐
	E.	To Amend the Policy on Real Estate.	☐	☐	☐
	F.	To Amend the Policies on Borrowing and Senior Securities.	☐	☐	☐
	G.	To Amend the Policies on Diversification of Investments.	☐	☐	☐
	H.	To Eliminate the Policy on Margin and Short Sales.	☐	☐	☐
	I.	To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.	☐	☐	☐
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

PROXY	HOMESTEAD FUNDS, INC.	PROXY
STOCK INDEX FUND
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on April 20, 2007
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Homestead Funds, Inc., Stock Index Fund (the “Fund”) a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on April 20, 2007 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DIF_17460_D

This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 3:00 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.
TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	Approve the amendment or elimination of each of the fundamental investment policies of the Fund:
	A.	To Amend the Policy on Concentration of Investments.	☐	☐	☐
	B.	To Amend the Policy on Commodities.	☐	☐	☐
	C.	To Amend the Policy on Making Loans.	☐	☐	☐
	D.	To Amend the Policy on Underwriting.	☐	☐	☐
	E.	To Amend the Policy on Real Estate.	☐	☐	☐
	F.	To Amend the Policies on Borrowing and Senior Securities.	☐	☐	☐
	G.	To Amend the Policies on Diversification of Investments.	☐	☐	☐
	H.	To Eliminate the Policy on Margin and Short Sales.	NOT APPLICABLE
	I.	To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.	NOT APPLICABLE
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

PROXY	HOMESTEAD FUNDS, INC.	PROXY
VALUE FUND
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on April 20, 2007
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Homestead Funds, Inc., Value Fund (the “Fund”) a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on April 20, 2007 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DIF_17460_E

This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 3:00 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.
TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	Approve the amendment or elimination of each of the fundamental investment policies of the Fund:
	A.	To Amend the Policy on Concentration of Investments.	☐	☐	☐
	B.	To Amend the Policy on Commodities.	☐	☐	☐
	C.	To Amend the Policy on Making Loans.	☐	☐	☐
	D.	To Amend the Policy on Underwriting.	☐	☐	☐
	E.	To Amend the Policy on Real Estate.	☐	☐	☐
	F.	To Amend the Policies on Borrowing and Senior Securities.	☐	☐	☐
	G.	To Amend the Policies on Diversification of Investments.	☐	☐	☐
	H.	To Eliminate the Policy on Margin and Short Sales.	☐	☐	☐
	I.	To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.	☐	☐	☐
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

PROXY	HOMESTEAD FUNDS, INC.	PROXY
SMALL-COMPANY STOCK FUND
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on April 20, 2007
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Homestead Funds, Inc., Small-Company Stock Fund (the “Fund”) a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on April 20, 2007 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DIF_17460_F

This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 3:00 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.
TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	Approve the amendment or elimination of each of the fundamental investment policies of the Fund:
	A.	To Amend the Policy on Concentration of Investments.	☐	☐	☐
	B.	To Amend the Policy on Commodities.	☐	☐	☐
	C.	To Amend the Policy on Making Loans.	☐	☐	☐
	D.	To Amend the Policy on Underwriting.	☐	☐	☐
	E.	To Amend the Policy on Real Estate.	☐	☐	☐
	F.	To Amend the Policies on Borrowing and Senior Securities.	☐	☐	☐
	G.	To Amend the Policies on Diversification of Investments.	☐	☐	☐
	H.	To Eliminate the Policy on Margin and Short Sales.	☐	☐	☐
	I.	To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.	☐	☐	☐
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

PROXY	HOMESTEAD FUNDS, INC.	PROXY
INTERNATIONAL VALUE FUND
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on April 20, 2007
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Homestead Funds, Inc., International Value Fund (the “Fund”) a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on April 20, 2007 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DIF_17460_G

This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 3:00 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.
TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	Approve the amendment or elimination of each of the fundamental investment policies of the Fund:
	A.	To Amend the Policy on Concentration of Investments.	☐	☐	☐
	B.	To Amend the Policy on Commodities.	☐	☐	☐
	C.	To Amend the Policy on Making Loans.	☐	☐	☐
	D.	To Amend the Policy on Underwriting.	☐	☐	☐
	E.	To Amend the Policy on Real Estate.	☐	☐	☐
	F.	To Amend the Policies on Borrowing and Senior Securities.	☐	☐	☐
	G.	To Amend the Policies on Diversification of Investments.	☐	☐	☐
	H.	To Eliminate the Policy on Margin and Short Sales.	NOT APPLICABLE
	I.	To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.	NOT APPLICABLE
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

PROXY	HOMESTEAD FUNDS, INC.	PROXY
NASDAQ-100 INDEX TRACKING STOCKsm FUND
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on April 20, 2007
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Homestead Funds, Inc., Nasdaq-100 Index Tracking StockSM Fund (the “Fund”) a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on April 20, 2007 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.
VOTE VIA THE INTERNET:https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DIF_17460_H

This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 3:00 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.
TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

			FOR	AGAINST	ABSTAIN
1.	Approve the amendment or elimination of each of the fundamental investment policies of the Fund:
	A.	To Amend the Policy on Concentration of Investments.	☐	☐	☐
	B.	To Amend the Policy on Commodities.	☐	☐	☐
	C.	To Amend the Policy on Making Loans.	☐	☐	☐
	D.	To Amend the Policy on Underwriting.	☐	☐	☐
	E.	To Amend the Policy on Real Estate.	☐	☐	☐
	F.	To Amend the Policies on Borrowing and Senior Securities.	☐	☐	☐
	G.	To Amend the Policies on Diversification of Investments.	NOT APPLICABLE
	H.	To Eliminate the Policy on Margin and Short Sales.	☐	☐	☐
	I.	To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets.	☐	☐	☐
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY